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                                                                 Exhibit 10.17b

                          SUBORDINATED PROMISSORY NOTE
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$150,000
December 5, 1996

         DISCAS, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to MANTIS V, L.L.C. having an address at 250 Park Avenue, New York, New York, or permitted assigns (the "Payee" or "Holder") the principal amount of One Hundred and Fifty Thousand Dollars ($150,000) and accrued interest thereon as hereinafter provided.

         1. PAYMENT OF PRINCIPAL AND INTEREST; METHOD OF PAYMENT.

         Interest on the unpaid portion of said principal amount from time to time outstanding shall be paid by the Company at the rate of eight percent (8%) per annum (the "Stated Interest Rate"), said interest payable to the Payee quarterly commencing December 31, 1996 and for each of the six consecutive calendar quarters thereafter, followed by the payment in full of principal and interest, with the final maturity of this Note on July 31, 1998.

         Assuming no prepayments by the Company pursuant to Section 5 hereof, the first interest installment shall be $854.79 due for the period ending December 31, 1996, followed by six quarterly interest payments of $3,000 each, and the last payment on July 18, 1998 of all remaining principal and interest (each payment date hereinafter a "Payment Date" or collectively the "Payment Dates"); provided however, if the Company receives long term capital in the form of equity or long term debt (other than from the Bank, as hereinafter defined) in an amount (or series of amounts) which equals or exceeds $2,500,000, then this Note shall become immediately due and payable. If any installment of principal or interest on this Note is not paid within ten (10) days of the applicable Payment Date, all amounts remaining owing under this Note shall bear interest at the rate of 15%, to the extent that payment of such interest on overdue amounts is enforceable under applicable law, until all such arrearages have been cured by the Company. The Company will pay or cause to be paid all sums becoming due hereon for principal and interest by check sent to the Holder's above address or to such other address as Holder may designate for such purpose from time to time by written notice to the Company, without any requirement for the presentation of this Note or making any notation thereon except that the Holder hereof agrees

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to endorse hereon the amount of principal paid hereon and the last date to which interest has been paid hereon and to notify the Company of the name and address of any transferee.

         2. COVENANTS OF THE COMPANY.

         The Company covenants and agrees with Holder that so long as any part of the principal amount of this Note or any accrued interest thereon shall remain unpaid, the Company will not, without the express prior written consent of the Holder: (i) sell all or substantially all of its assets, (ii) liquidate or dissolve, or (iii) pay any dividends or make any distributions on the common stock of the Company (other than dividends or distributions payable solely in additional shares of the common stock of the Company).

         3. EVENTS OF DEFAULT.

         It shall be an Event of Default with respect to this Note upon the occurrence and continuation uncured of any of the following events:

         (a) a default in the payment of the principal or interest on this Note, when and as the same shall become due and payable, either by the terms hereof or upon acceleration or otherwise and said default continues uncured for a period of twenty (20) business days following written notice thereof to the Company by the Holder; provided, that Holder shall not be required to give written notice of such payment default more than three (3) times during the term of this Note in order to create an Event of Default; or

         (b) default in the performance, or breach, of any covenant of the Company in this Note (other than a covenant or a default which is elsewhere herein specifically dealt with as Event of Default), and continuance of such default or breach uncured for a period of thirty (30) days following written notice thereof to the Company by the Holder, unless such breach or default is of a nature such that it cannot reasonably be cured within such thirty day period, so long as the Company has commenced a cure of such breach or default within such thirty day period and continues to diligently pursue such cure to completion; or

         (c) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar

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official of the Company or of any substantial part of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of ninety (90) days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable Federal or state law, or the consent by it to the filing of such petition or the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

         (d) A Senior Default (as hereinafter defined) has occurred and the Bank as hereinafter defined) has accelerated the Senior Debt (as hereinafter defined).

         4. REMEDIES UPON DEFAULT.

         4.1 Acceleration. Upon each occurrence of an Event of Default and at any time during the continuation thereof (unless the principal of this Note shall already have become and be due and payable), the Holder, by notice in writing given to the Company, may declare the principal of the Note then outstanding to be due and payable immediately, and upon any such declaration the same shall become and be due and payable immediately, anything herein contained to the contrary notwithstanding, provided further, that upon the occurrence of any event of default under Section 3(c) hereof, such acceleration shall occur automatically without any action on the part of Holder.

         4.2 Proceedings and Actions. During the continuation of any one or more Events of Default, the Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims, plus reasonable expenses of collection, including attorneys' fees.

         5. PREPAYMENT.

         Subject to the provisions of Section 6, this Note may be prepaid in whole or in part at any time upon five (5) days' notice at the option of the Company, provided that such prepayment is accompanied by accrued interest to the prepayment date. In the case of partial prepayment, the amount and other details thereof shall be noted on this Note. Upon giving notice of prepayment,

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the maturity date of that portion of the principal proposed to be prepaid shall be deemed to be the prepayment date specified in the notice, and it shall be an Event of Default under Section 3 (and without need for any notice of default from Holder) if payment is not in fact made on or before such date.

         6. SUBORDINATION.

         Notwithstanding anything to the contrary set forth herein, any other documents between the Holder and the Company, or under applicable law, all of the Company's obligations and liabilities (including, without limitation, principal, interest and any costs and fees) under this Note (the "Subordinated Debt") are and shall be subject and subordinate to the Senior Debt. "Senior Debt" means collectively any loans, accommodations, or extensions of credit now or hereafter made, granted or extended by Bank of Boston Connecticut, its affiliates or successors (the "Bank") or which the Bank is or will become obligated to make, grant or extend to or for the account of Company and/or its affiliate, Discas Recycled Products Corporation (collectively, "Borrowers"), including principal of, and interest (including interest subsequent to the commencement of a Bankruptcy Proceeding (as hereinafter defined), whether or not payable and also including capitalized interest and default interest) on any such loans, accommodations, or extensions of credit, and all other indebtedness, obligations and liabilities of either Borrower to the Bank, including, without limitation, reimbursement obligations, indemnities, fees, costs of collection (including, without limitation, attorneys' fees) and other expenses or amounts payable under or with respect to any agreement between the Bank and either or both Borrowers.

         Unless and until all Senior Debt shall have been indefeasibly paid in full or cash equivalents, the Holder shall not receive, nor permit, directly or indirectly, by redemption, purchase, or in any other manner, any payment for or in respect of the Subordinated Debt; provided, however, that the Holder shall be entitled to receive quarterly interest payments (but not principal payments, including, without limitation, prepayments) in accordance with the terms of this Note so long as no default or state of facts which by the passage of time, the giving of notice, or both, would constitute a default (such occurrence or circumstance being a "Senior Default"), has occurred and is continuing under the Senior Loan Documents or would result from such interest payment. "Senior Loan Documents" means collectively each and every document, instrument, financing statement or agreement now or hereafter executed, delivered and, if appropriate, filed, in connection with the Senior Debt, together with any extensions, renewals and amendments thereof.

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         In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the property, assets or business of any Borrower, or the proceeds thereof, to any creditor or creditors of any Borrower or upon any indebtedness of any Borrower, by reason of any sale, liquidation, dissolution or other winding up of such Borrower or its business or by reason of any Bankruptcy Proceeding, then and in any such event, any payment or distribution of any kind or character, whether in cash, property or securities which, but for the subordination provisions set forth herein would otherwise be payable or deliverable upon or in respect of Subordinated Debt shall instead be paid over or delivered to the Bank on account of the Senior Debt, until all Senior Debt shall have been indefeasibly paid in full, for application on account of the Senior Debt before the Holder shall be entitled to receive any such payment or distribution or any benefit therefrom. "Bankruptcy Proceeding" means any receivership, insolvency or bankruptcy proceedings or assignment for the benefit of creditors or any proceeding by or against any Borrower for any relief under any bankruptcy, reorganization or insolvency law, or any other law relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension.

         The Holder hereby irrevocably authorizes and empowers (without imposing any obligation on) the Bank, after the occurrence of a Senior Default or after the commencement of any Bankruptcy Proceeding, to collect and receive every such payment or distribution described in this Section 6 and give acquittance therefor and to take all such other action (including, without limitation, making all necessary endorsements of the Holder in respect of the Subordinated Debt), in its name or the name of the Holder or otherwise, as the Bank may deem necessary or advisable for the enforcement of the subordination provisions set forth in this Section 6. Under such circumstances, the Holder shall duly and promptly take such action as may be requested at any time and from time to time by the Bank (but at no cost to the Holder) to collect the Subordinated Debt and to file appropriate proofs of claim in respect thereof and to execute and deliver such powers of attorney, assignments or other instruments as may be requested by the Bank, to enable it to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Debt.

         Should any payment or distribution or security, or the proceeds of any thereof, be collected or received by the Holder in respect of the Subordinated Debt prior to the indefeasible payment in full of the Senior Debt, the Holder will forthwith deliver the same to the Bank for the account of the Senior Debt in precisely the form received (except for the endorsement or the assignment of such by the Holder where necessary) and, until so delivered, the same shall be held in trust by Holder as the property of the Bank.

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         Any present or future liens securing payment of the Subordinated Debt shall at all times be and remain subordinate, junior and subject to the liens securing Senior Debt, regardless of the order or time as of which any such liens attach to any or all of the collateral therefor, the order or time of Uniform Commercial Code or any other filings or recordings, the order or time of granting of any liens or the physical possession of any of such collateral. The Holder acknowledges that the Bank possesses a first priority lien on all of the tangible and intangible real and personal properties of the Borrowers. The Bank shall not be required to marshall any assets.

         The terms of subordination set forth in this Section 6 shall not be affected by (a) any failure to receive any and all notices of renewal, extension or accrual of the Senior Debt; (b) the fact that any demand for payment of any Senior Debt may be rescinded in whole or in part and any Senior Debt may be extended, modified, accelerated, compromised, sold, waived or released; (c) the fact that any Senior Loan Document may be amended, modified, supplemented or terminated in whole or in part, any credit facilities increased or decreased, and any collateral security at any time held by the Bank may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by any the Holder; (d) the fact that the Bank may exercise or refrain from exercising any right, remedy or power granted by the Bank Documents or at law, in equity or otherwise; (e) the fact that any and all collateral security and/or liens for the Senior Debt, and any rights or remedies of the Bank may, from time to time, in whole or in part, be exchanged, sold, surrendered, released, modified, waived or extended; and (f) the fact that any balance or balances of either Borrower's funds with the Bank may, from time to time, in whole or in part, be surrendered or released.

         The foregoing subordination provisions shall apply regardless of the legality, validity or enforceability of the Senior Debt or any Senior Loan Document or the legality, validity, perfection or enforceability of the liens securing such indebtedness. To the extent that the Bank receives payments on, or proceeds of collateral for, the Senior Debt which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under the U.S. Bankruptcy Code or any other applicable law, then, to the extent of such payment or proceeds received, the indebtedness intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds have not been received by the Bank.

         7. ENFORCEMENT ACTIONS.

         The Holder shall notify the Bank (at an address from time to time furnished by the Bank) in writing, which notice shall be effective upon receipt, (a) of the occurrence of any default in the Company's obligations hereunder (in which case the Bank shall have a reasonable opportunity, but

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not the obligation, to cure such default), and (b) at least ten (10) business days before the Holder engages in any Enforcement. So long as no Senior Default has occurred, the Holder shall be entitled to commence and prosecute an Enforcement; provided that (a) such Enforcement arises out of the Company's failure to pay an installment of interest and principal hereunder when due; and
(b) the Holder shall suspend, for 120 days, any Enforcement after the occurrence of any Senior Default; provided further that the Holder will suspend any Enforcement for an additional 365 days, if during or after such initial 120 day period, the Bank exercises its rights under any Senior Loan Document or applicable law to effect collection of the Senior Debt and diligently pursues such action. The foregoing restriction on Enforcement shall not preclude the filing of a proof of claim and other documents necessary to establish a claim in a Bankruptcy Proceeding.

         "Enforcement" means the Holder's exercise of any of its rights and remedies hereunder or any other agreements with the Company, at law or in equity, for whatever purpose, including acceleration of the indebtedness evidenced by this Note or declaration of an Event of Default, attachment or foreclosure of a lien and seeking the appointment of a receiver, trustee or other person for a Bankruptcy Proceeding.

         8. THIRD PARTY BENEFICIARY.

         Sections 6 and 7 shall be enforceable by the Bank as a third party beneficiary and shall be effective and may not be terminated or otherwise revoked until after the Senior Debt has been fully and indefeasibly paid and the Bank has no further obligation to extend credit to the Company. Section 6 and 7 shall be binding on the Holder and any other person or entity from time to time holding any Subordinated Debt and their respective successors and assigns. The Holder acknowledges that the Bank is relying on Sections 6 and 7 in consenting to the Company incurring the indebtedness evidenced by this Note.

         Any provision of Sections 6 and/or 7 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction. The Holder shall execute and deliver such further documents and to do such other acts and things as the Bank may reasonably request in order fully to effect the purpose of Sections 6 and 7.

         9. MISCELLANEOUS.

         9.1 Notices. All communications provided hereunder shall be in writing and, if to the Company, delivered or mailed by registered or certified mail addressed to Discas, Inc., 567-1 S.

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Leonard Street Waterbury, Connecticut, 06708, Attention: Patrick A. DePaolo,
Sr., President, or if to the Holder at the address shown for the Holder at the beginning of this Note.

         9.2 Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of Connecticut, without giving effect to conflict of laws principles.

         9.3 Waivers. The Company hereby waives presentment, demand, protest, notice of protest, dishonor and any other notice or action otherwise required to be taken or given in connection with the enforcement of this Note by Holder.

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         [signature page, Discas, Inc./Mantis V, L.L.C. $150,000 Note]

         IN WITNESS WHEREOF, Discas, Inc. has caused this Note to be executed in its corporate name by its Chief Executive Officer and to be dated the day and year first above written.

                                            DISCAS, INC.


                                            By: /s/ Patrick A. DePaolo, Sr.
                                                ---------------------------
                                            Patrick A. DePaolo, Sr., President


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